UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2010
Date of Report (Date of earliest event reported)

BWI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-145471	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3915 – 61st Avenue S.E. Calgary, Alberta Canada	T2C 1V5
(Address of principal executive offices)	(Zip Code)

(403) 255-2900
Registrant’s telephone number, including area code

n/a
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3.      SECURITIES AND TRADING MATTERS

ITEM 3.02          UNREGISTERED SALES OF EQUITY SECURITIES

Effective on July 12, 2010, BWI Holdings Inc., a Nevada corporation (the "Company"), issued an aggregate of 40,000,000 shares of its resticted common stock to Harry James, a non-United States resident (the “Investor”). In accordance with the terms and provisions of an assignment of debt, the Investor  acquired an aggregate of 40,000,000 shares of the Company’s common stock on approximately July 12, 2010 from the Company pursuant to a private transaction.

During certain fiscal years, the President/Chief Executive Officer of the Company loaned the Company sums of money in the aggregate amount of $790,714.00 for funding and working capital purposes (the “Debt”). The Debt is evidenced on the Company’s financial statements for quarterly period ended September 30, 2010 as reviewed by its independent public accountant, DNTW Chartered Accountants LLP and filed with the quarterly report on Form 10-Q with the Securities and Exchange Commission. In accordance with that certain assignment between President/Chief Executive Officer and the Investor dated July 12, 2010 (the “Assignment”), the President/Chief Executive Officer assigned a portion of his right, title and interest in and to the Debt in the amount of $40,000.00 to the Investor. Subsequently, the Company agreed with the Investor to convert the $40,000.00 into shares of restricted common stock of the Company at the rate of $0.001 per share. Therefore, effective July 12, 2010, the Company issued 40,000,000 shares of its restricted common stock to the Investor (which 40,000,000 shares was reduced to 4,000,000 shares in accordance with that certain reverse stock split of one for every ten shares issued and outstanding effected August 16, 2010).

The shares were issued to a non-United States Investor in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). Shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The Investor executed an agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

SECTION 9.      FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01            Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWI HOLDINGS, INC.
DATE: December 27, 2010	/s/ Jim Can
Name: Jim Can
Title: President/Chief Executive Officer